Exhibit 10.146b


                                                                  EXECUTION COPY

                                  TIFFANY & CO.
                                  -------------

                                 AMENDMENT NO. 1
                                 ---------------

     AMENDMENT NO. 1 (this "Amendment"), dated as of March 18, 2009, to the Credit Agreement, dated as of July 20, 2005, among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon (formerly The Bank of New
York), as Administrative Agent (as amended and in effect on the date hereof, the "Credit Agreement"). Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                                    RECITALS

     A. Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     B. The Parent, on behalf of itself and the other Loan Parties, has requested an amendment to certain provisions of the Credit Agreement, and the Credit Parties are willing to do so subject to the terms and conditions contained herein.

     Accordingly, in consideration of the recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 1.1 of the Credit Agreement is hereby amended to amend and restate in its entirety the definition of "Fixed Charge Coverage Ratio" to read as follows:

     "Fixed Charge Coverage Ratio": as of any date, the ratio of (a) (i) EBIT in respect of the period comprised of the four consecutive fiscal quarters ended immediately prior to such date in respect of which financial statements have been delivered pursuant to Sections 7.7(a), 7.7(c) or 7.7(d), plus (ii) Rent Expense for such period, plus (iii), if such period includes the fiscal quarter ended January 31, 2009, the 2008 Restructuring Charges (provided that this clause (iii) shall be applicable solely for determining compliance with Section 7.12 and shall not be applicable for any other purpose, including determining the Applicable Margin), to (b) (i) Rent Expense for such period plus (ii) Interest Expense for such period.

     2. Section 1.1 of the Credit Agreement is hereby amended to add the following new defined term in alphabetical order:

     "2008 Restructuring Charges" the following charges recorded by the Parent for the fiscal quarter ended January 31, 2009 in its financial statements delivered pursuant to Sections 7.7(a), 7.7(c) or 7.7(d):

          (i) Staff restructuring charges of not more than $97,838,611,
          (ii) Iridesse product channel closedown charges of not more than $7,548,519,

          (iii) Yellowknife, NWT, Canada closedown charges of not more than $3,381,900, and
          (iv) Target Resources plc loan impairment charges of not more than $12,373,077.

     3. The Credit Agreement is hereby amended to amend and restate in its entirety Exhibit L in the form attached hereto.

     4. This Amendment shall become effective upon satisfaction of the following conditions:

          (a)  the  Administrative  Agent  shall  have  received  from  Required
     Lenders, the Parent and each of the other Loan Parties either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include electronic or facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment, and

          (b) receipt by the Administrative Agent of an amendment fee for the account of each Lender that has executed and delivered this Amendment on or prior to 12:00 Noon (New York City time), March 18, 2009, in an amount equal to 0.10% of the sum of the Core Currency Commitment and Individual Currency Commitments of such Lender.

     5. The Parent hereby represents and warrants to the Administrative Agent and each Lender that no Default or Event of Default shall have occurred and be continuing.

     6. Each of the Parent, and the other Loan Parties (a) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and all of its obligations thereunder and (b) agrees and admits that it has no defense to or offset against any such obligations.

     7. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment, consent or waiver in respect of any term or condition of any Loan Document shall be deemed to be an amendment, consent or waiver in respect of any other term or condition contained in any Loan Document.

     8. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     9. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [signature pages follow]

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1

     IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the day and year first above written.


                             TIFFANY & CO.,
                             a Delaware corporation

                             By: /s/ Patrick B. Dorsey
                                ------------------------------------------------
                             Name: Patrick B. Dorsey
                                  ----------------------------------------------
                             Title: Senior Vice President, Secretary and
                                   ---------------------------------------------
                                    General Counsel
                                   ----------------

                             TIFFANY AND COMPANY,
                             a New York corporation

                             By: /s/ Patrick B. Dorsey
                                ------------------------------------------------
                             Name: Patrick B. Dorsey
                                  ----------------------------------------------
                             Title: Senior Vice President, Secretary and
                                   ---------------------------------------------
                                    General Counsel
                                   ----------------

                             TIFFANY & CO. INTERNATIONAL,
                             a Delaware corporation

                             By: /s/ Patrick B. Dorsey
                                ------------------------------------------------
                             Name: Patrick B. Dorsey
                                  ----------------------------------------------
                             Title: Vice President
                                   ---------------------------------------------

                             TIFFANY & CO. JAPAN INC.,
                             a Delaware corporation

                             By:  /s/ Michael W. Connolly
                                 -----------------------------------------------
                             Name:  Michael W. Connolly
                                   ---------------------------------------------
                             Title: Treasurer
                                    --------------------------------------------

                             TIFFANY & CO.,
                             a French corporation

                             By:      /s/ Michael W. Connolly
                                     -------------------------------------------
                             Name:    Michael W. Connolly
                                     -------------------------------------------
                             Title:   Authorized Signatory
                                     -------------------------------------------

                             TIFFANY & CO. ITALIA S.P.A.,
                             an Italian corporation

                             By:      /s/ Michael W. Connolly
                                     -------------------------------------------
                             Name:    Michael W. Connolly
                                     -------------------------------------------
                             Title:   Attorney In Fact
                                     -------------------------------------------

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1


                             TIFFANY & CO. PTE. LTD.,
                             a Singapore corporation

                             By:      /s/ Michael W. Connolly
                                     -------------------------------------------
                             Name:    Michael W. Connolly
                                     -------------------------------------------
                             Title:   Authorized Signatory
                                     -------------------------------------------

                             TIFFANY & CO.,
                             a United Kingdom corporation

                             By:      /s/ Michael W. Connolly
                                     -------------------------------------------
                             Name:    Michael W. Connolly
                                     -------------------------------------------
                             Title:   Special Representative
                                     -------------------------------------------

                             TIFFANY & CO. WATCH CENTER AG,
                             a Swiss corporation

                             By:      /s/ Michael W. Connolly
                                     -------------------------------------------
                             Name:    Michael W. Connolly
                                     -------------------------------------------
                             Title:   Authorized Signatory
                                     -------------------------------------------

                             TIFFANY KOREA LTD.,
                             a Republic of Korea corporation

                             By:      /s/ Michael W. Connolly
                                     -------------------------------------------
                             Name:    Michael W. Connolly
                                     -------------------------------------------
                             Title:   Authorized Signatory
                                     -------------------------------------------

                             TIFFANY & CO. MEXICO, S.A. de C.V.,
                             a Mexican corporation

                             By:      /s/ Michael W. Connolly
                                     -------------------------------------------
                             Name:    Michael W. Connolly
                                     -------------------------------------------
                             Title:   Attorney In Fact
                                     -------------------------------------------


                             TIFFANY & CO. OF NEW YORK LIMITED,
                             a Hong Kong corporation

                             By:      /s/ Michael W. Connolly
                                     -------------------------------------------
                             Name:    Michael W. Connolly
                                     -------------------------------------------
                             Title:   Attorney by Power of Attorney
                                     -------------------------------------------

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1


                             DPFH CO., LTD.,
                             a British Virgin Islands corporation

                             By:      /s/ Michael W. Connolly
                                     -------------------------------------------
                             Name:    Michael W. Connolly
                                     -------------------------------------------
                             Title:   Treasurer
                                     -------------------------------------------

                             TCO MACAU LIMITED,
                             a commercial company organized under the laws of the Macau Special Administrative Region of the People's Republic of China

                             By:  /s/ David Darren Chen
                                -----------------------------------------------
                             Name:  David Darren Chen
                                   ---------------------------------------------
                             Title:  Director
                                    --------------------------------------------

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1



AGREED:

THE BANK OF NEW YORK MELLON,
as Administrative Agent and as a Lender

By:  /s/ David B. Wirl
   -----------------------------------------
Name:  David B. Wirl
     ---------------------------------------
Title: Vice Prsident
      --------------------------------------

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1


AGREED:

ABN AMRO BANK N.V.

By:  /s/ Ronald C. Spurga
   -----------------------------------------
Name: /s/ Ronald C. Spurga
     ---------------------------------------
Title: Vice President
      --------------------------------------

By:  /s/ Dennis Chin
   -----------------------------------------
Name: Dennis Chin
     ---------------------------------------
Title: Assistant Vice President
      --------------------------------------

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1



AGREED:

BANK OF AMERICA, N.A.

By:  /s/ Jaime C. Eng
   -----------------------------------------
Name: Jaime C. Eng
     ---------------------------------------
Title: Assistant Vice President
      --------------------------------------

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1

AGREED:

HSBC BANK USA, NATIONAL ASSOCIATION

By:  /s/ Jeffrey Wieser
   -----------------------------------------
Name: Jeffrey Wieser
     ---------------------------------------
Title: Senior Relationship Manager
      --------------------------------------

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1

AGREED:

JPMORGAN CHASE BANK, N.A.

By:  /s/ Susan H. Atha
   -----------------------------------------
Name: Susan H. Atha
     ---------------------------------------
Title: Vice President
      --------------------------------------

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1


AGREED:

MIZUHO CORPORATE BANK, LTD.

By:  /s/ Bertram Tang
   -----------------------------------------
Name: Bertram Tang
     ---------------------------------------
Title: Senior Vice President & Team Leader
      --------------------------------------

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1

AGREED:

U.S. BANK, NATIONAL ASSOCIATION

By:  /s/ Frances W. Josephic
   -----------------------------------------
Name: Frances W. Josephic
     ---------------------------------------
Title: Vice President
      --------------------------------------
       U.S. Bank, N.A.
      ----------------

                                  TIFFANY & CO.
                                 AMENDMENT NO. 1

AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:  /s/ John J. Langan
   -----------------------------------------
Name: John J. Langan
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------

                                TIFFANY EXHIBIT L

                         FORM OF COMPLIANCE CERTIFICATE


                                                                       [Date]

TO THE PARTIES LISTED
ON SCHEDULE A ANNEXED HERETO

          Re: Credit Agreement, dated as of July 20, 2005, by and among TIFFANY & CO., Tiffany and Company, Tiffany & Co. International, the other Borrowers party thereto, the Lenders party thereto, and THE BANK OF NEW YORK MELLON (formerly The Bank of New York), as Administrative Agent (as the same may from time to time be amended, supplemented or otherwise modified, the "Agreement")


     Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

     With respect to the financial statements delivered herewith, I hereby certify, on behalf of the Parent and the Borrowers, to the best of my knowledge, as follows:

          (A) all such financial statements are true, complete and correct, and

          (B) all such financial statements have been prepared in accordance with GAAP (but without footnotes and subject to year-end adjustments).

     In addition, I hereby certify, on behalf of the Parent and the Borrowers that, to the best of my knowledge, there exists no violation of any term, covenant or condition of any Loan Document and that no condition or event has occurred which would constitute a Default or an Event of Default.

     The  Leverage  Ratio  as  at  the  fiscal  quarter  ended   ___________  is
___________, and attached hereto are sheets showing the calculation of such Leverage Ratio.

     For purposes of Section 7.12, the Fixed Charge Coverage Ratio for the four consecutive fiscal quarters ended ___________ is ___________, and attached hereto are sheets showing the calculation of such Fixed Charge Coverage Ratio.

     For all other purposes (including for purposes of determining the Applicable Margin), the Fixed Charge Coverage Ratio for the four consecutive fiscal quarters ended ___________ is ___________, and attached hereto are sheets showing the calculation of such Fixed Charge Coverage Ratio.

     Attached are sheets setting forth:

     (A) with respect to each Loan, (i) the outstanding principal balance of such Loan in the applicable Currency, (ii) if such Loan is an Alternate Currency Loan, the Dollar Equivalent of such outstanding principal balance, and (iii) if such Loan is an Individual Currency Loan or a Bid Loan, the applicable Lender, and

     (B) with respect to each Letter of Credit, (i) the undrawn face amount of such Letter of Credit in the applicable Currency, (ii) the amount of unpaid reimbursement obligations in respect of such Letter of Credit, and (iii) if such Letter of Credit is denominated in an Alternate Currency, the Dollar Equivalent of such undrawn face amount and the Dollar Equivalent of such amount of unpaid reimbursement obligations.

                                       TIFFANY & CO.


                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   SCHEDULE A
                                   ----------


The Bank of New York Mellon, as Administrative Agent

The Lenders (as defined in the Agreement)